                                                                    EXHIBIT 10.4

                 ALLEN & OVERY LLP

                 SECOND SUPPLEMENTAL AGREEMENT TO
                 US$262,456,000 CREDIT FACILITY

                 Between

                 QUINTANA MARITIME LIMITED
                 as Borrower

                 with

                 QUINTANA MARITIME INVESTORS LLC
                 QUINTANA MANAGEMENT, LLC
                 KING COAL SHIPCO LLC
                 FEARLESS SHIPCO LLC
                 COAL AGE SHIPCO LLC
                 IRON MAN SHIPCO LLC
                 LINDA LEAH SHIPCO LLC
                 BARBARA SHIPCO LLC
                 COAL GLORY SHIPCO LLC
                 COAL PRIDE SHIPCO LLC
                 as Guarantors

                 Arranged by

                 CITIGROUP GLOBAL MARKETS LIMITED
                 THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND as Mandated Lead Arrangers

                 with

                 CITIBANK, N.A.
                 THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND
                 CREDIT SUISSE
                 HSH NORDBANK AG, LUXEMBOURG BRANCH
                 ABN AMRO
                 as Lenders

                 with

                 CITIBANK INTERNATIONAL PLC
                 as Facility Agent

                 and

                 CITICORP TRUSTEE COMPANY LIMITED
                 as Security Trustee
                 22nd June, 2005

                                    CONTENTS

CLAUSE                                                                                 PAGE
1.   Interpretation.............................................................         2
2.   Amendments.................................................................         3
3.   Representations............................................................         4
4.   Consents...................................................................         5
5.   Miscellaneous..............................................................         6
6.   Governing law..............................................................         6

SCHEDULE

1.   The Owners.................................................................         7
2.   Conditions Precedent.......................................................         8
3.   The Lenders and their Commitments..........................................         9
4.   Revised Repayment Schedule.................................................        10

Signatories.....................................................................        13

THIS AGREEMENT is dated 22nd June, 2005

BETWEEN:

(1) QUINTANA MARITIME LIMITED, a corporation incorporated according to the laws of the Republic of the Marshall Islands with its registered office at Ajeltake Island, Ajeltake Road, Majuro, Republic of the Marshall Islands, MH 96960 (the BORROWER);

(2) THE COMPANIES listed in Schedule 1, each of which is a limited liability company formed according to the law of the country indicated against its name in Schedule 1, with its registered office at Ajeltake Island, Ajeltake Road, Majuro, Republic of the Marshall Islands, MH 96960 (each an OWNER and together the OWNERS);

(3) QUINTANA MARITIME INVESTORS LLC, a limited liability company formed according to the laws of the Republic of the Marshall Islands with its registered office at Ajeltake Island, Ajeltake Road, Majuro, Republic of the Marshall Islands, MH 96960 (QUINTANA);

(4) QUINTANA MANAGEMENT, LLC, a limited liability company formed according to the laws of the Republic of the Marshall Islands with its registered office at Ajeltake Island, Ajeltake Road, Majuro, Republic of the Marshall Islands, MH 96960 (QUINTANA MANAGEMENT and, together with the Owners and Quintana, the GUARANTORS);

(5) CITIGROUP GLOBAL MARKETS LIMITED and THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND as joint mandated lead arrangers (together the ARRANGERS);

(6) CITIBANK, N.A. as original Tranche A lender (the ORIGINAL TRANCHE A Lender) and THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND as original Tranche B lender (the TRANCHE B LENDER and, together with the Original Tranche A Lender, the ORIGINAL LENDERS);

(7) CREDIT SUISSE, HSH NORDBANK AG, LUXEMBOURG BRANCH and ABN AMRO as new lenders (the NEW LENDERS, and, together with the Original Lenders, the LENDERS);

(8)   CITIBANK INTERNATIONAL PLC as administrative agent (the FACILITY AGENT);
      and

(9) CITICORP TRUSTEE COMPANY LIMITED as security trustee for (i) the Tranche A Lenders (as defined herein) in relation to the Tranche A Loans (as defined herein), and (ii) as security trustee for the Tranche B Lenders (as defined herein) and Swap Bank (as defined herein) in relation to the Tranche B Loans (as defined herein) and the Swap Agreements (as defined herein) (the SECURITY TRUSTEE).

WHEREAS

(A) This Agreement is supplemental to and amends a credit agreement dated 29th April, 2005 between the Borrower, the Guarantors, Citibank N.A as original lender, Citigroup Global Markets Limited as mandated lead arranger, the Facility Agent and the Security Trustee (the ORIGINAL PARTIES) as amended by a first supplemental agreement dated 1st June, 2005 between the Original Parties, the Tranche B Lender and The Governor and Company of the Bank of Scotland as new joint mandated lead arranger (the CREDIT AGREEMENT), pursuant to which the Original Tranche A Lender made the Tranche A Loans available to the Borrower, and the Tranche B Lender made the Tranche B Loans available to the Borrower (as each such term is defined in the Credit Agreement).

(B) Pursuant to transfer certificates dated on or around the date of this Agreement the Original Tranche A Lender transferred a proportion of its interest in the Tranche A Loans to the New Lenders. It is a condition to such transfer certificate coming into effect that each of the parties hereto execute this Agreement, which will amend and restate the Credit Agreement.

IT IS AGREED as follows:

1.    INTERPRETATION

1.1   DEFINITIONS

(a)   In this Agreement:

      AMENDED CREDIT AGREEMENT has the meaning ascribed thereto in Clause 2.1.

      ARRANGERS has the meaning ascribed thereto in the Preamble.

      BORROWER has the meaning ascribed thereto in the Preamble.

      CREDIT AGREEMENT has the meaning ascribed thereto in the Preamble.

      EFFECTIVE DATE means the date on which all documents set out in Schedule 2 (Conditions Precedent Documents) have been received by the Facility Agent and which shall not in any event be later than 15th July, 2005 unless otherwise agreed in writing by the Borrower and the Facility Agent.

      FACILITY AGENT has the meaning ascribed thereto in the Preamble.

      GROUP shall have the meaning ascribed thereto in the Credit Agreement.

      GUARANTORS has the meaning ascribed thereto in the Preamble.

      LENDERS has the meaning ascribed thereto in the Preamble.

      NEW LENDERS has the meaning ascribed thereto in the Preamble.

      ORIGINAL LENDER has the meaning ascribed thereto in the Preamble.

      ORIGINAL TRANCHE A LENDER has the meaning ascribed thereto in the Preamble.

      ORIGINAL PARTIES has the meaning ascribed thereto in the Preamble

      OWNERS has the meaning ascribed thereto in the Preamble.

      QUINTANA has the meaning ascribed thereto in the Preamble.

      QUINTANA MANAGEMENT has the meaning ascribed thereto in the Preamble.

      SECURITY TRUSTEE has the meaning ascribed thereto in the Preamble.

      SUBORDINATION DEED shall have the meaning ascribed thereto in the Credit Agreement.

      SWAP AGREEMENTS shall have the meaning ascribed thereto in the Credit Agreement.

      TRANCHE B LENDER has the meaning ascribed thereto in the Preamble.

(b) Capitalised terms defined in the Credit Agreement have, unless expressly defined in this Agreement, the same meaning in this Agreement.

1.2   CONSTRUCTION

      The principles of construction set out in Clause 1.2 of the Credit Agreement will have effect as if set out in this Agreement.

2.    AMENDMENTS

2.1   DECLARATION OF EFFECTIVE DATE

      (a) Subject as set out below, the Credit Agreement will be amended from the Effective Date in accordance with Clause 2.2 (the AMENDED CREDIT AGREEMENT).

      (b) The Credit Agreement will not be amended by this Agreement unless the Facility Agent notifies the Borrower and the Finance Parties that it has received all of the documents set out in Schedule 2 (Conditions Precedent Documents) in form and substance satisfactory to the Facility Agent on or prior to the Effective Date. The Facility Agent must give this notification as soon as reasonably practicable.

      (c)   If the Facility Agent fails to give the notification under Clause
            2.1 (b) by the Effective Date, the Credit Agreement will not be amended in the manner contemplated by this Agreement.

2.2   AMENDMENTS TO CREDIT AGREEMENT

      From the Effective Date the Credit Agreement will be amended as follows:

      (a) Clause 7.2 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

            "7.2  PAYMENT OF INTEREST

            (a) Except where it is provided to the contrary in this Agreement and subject to Clause 7.2(b) below, the Borrower must pay accrued interest on each Loan on the last Business Day of each Term.

            (b) Notwithstanding Clause 7.2(a) above, where a Term is of more than three (3) months, the Borrower must pay accrued interest on each Loan on the last Business Day of each three (3) month period during that Term."

      (b) Clause 12.2 of the Credit Agreement shall be amended by the insertion of the words "or trading on spot" at the end of the last sentence of that Clause following the words "whilst the relevant Vessel is under charter."

      (c) Clause 16.1(a)(i) of the Credit Agreement shall be deleted and replaced with the following:

            "(i) its audited, consolidated, financial statements for the Group, including Quintana, for each of its financial years ending after the date hereof; and"

      (d) Clause 18.8(e) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

            "(e) Following the Trigger Date the Borrower, Quintana and Quintana Management (but not the Owners) shall be permitted to incur Financial Indebtedness provided that:

            (i)   no Event of Default has occurred and is continuing; and

            (ii) incurring such Financial Indebtedness would not cause the Group to be in breach of any of the covenants set out in Clause 17."

      (e) Clause 18.31 of the Credit Agreement shall be amended by the insertion of a new clause 18.31(d) as follows:

            "(d) In the event that the Borrower exercises its option pursuant to Clause 5(a) to defer payment of the first and second Tranche A Repayment Instalments then, notwithstanding any provisions to the contrary in this Agreement, the Borrower shall not be permitted to pay dividends or make any other distribution (whether by loan or otherwise) to its shareholders until the Charter Shortfall Payment has been received in full and applied by the Facility Agent pursuant to Clause 6.3(d) or such deferred payment shall otherwise be paid in full."

      (f) Clause 28.1 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

            "28. Each of the Obligors and the Finance Parties agrees and acknowledges that in the event that the Tranche B Loans are not syndicated within forty five (45) days of the drawdown of Vessel Loan 1, the Facility Agent may (acting on the unanimous instructions of the Lenders) give notice to the Borrower of the Finance Parties intention to combine the Tranche A Loans and Tranche B Loans into a single tranche (the COMBINATION NOTICE)."

      (g) Clause 29.2 of the Credit Agreement shall be amended by the insertion of a new Clause 29.2(a)(viii) as follows and the existing Clause 29.2(a)(viii) shall be renumbered accordingly:

            "(viii) the Repayment Schedule; or"

      (h) Schedule 1, Part 2 of the Credit Agreement shall be deleted in its entirety and replaced with a new list of Original Lenders and their commitments in the form set out in Schedule 3 (Lenders and their Commitments) hereto.

      (i) Schedule 6 of the Credit Agreement shall be deleted in its entirety and replaced with a new repayment schedule in the form set out in
            Schedule 4 (Revised Repayment Schedule) hereto.

2.3   CONSENT TO TRANSFER

      In accordance with Clause 30.2(c) of the Credit Agreement, the Borrower hereby consents to the transfer by the Original Tranche A Lender to the New Lenders of a proportion of the Original Tranche A Lender's rights and obligations with respect to the Tranche A Loans and the Commitment to make Tranche A Loans.

3.    REPRESENTATIONS

3.1   REPRESENTATIONS

      The representations set out in this Clause are made by each of the Borrower and the Guarantors on the date of this Agreement to each Finance Party.

3.2   POWERS AND AUTHORITY

      It has the power to enter into and perform, and has taken all necessary action to authorise the entry into and performance of this Agreement and the transactions contemplated by this Agreement.

3.3   LEGAL VALIDITY

      This Agreement constitutes its legally binding, valid and enforceable obligation and in entering into this Agreement, it is acting on its own account.

3.4   NON-CONFLICT

      The entry into and performance by it of, and the transactions contemplated by, this Agreement do not and will not conflict with:

      (a) any law or regulation or judicial or official order applicable to it as at the date of this Agreement;

      (b)   the constitutional documents of any member of the Group; or

      (c) any document which is binding on it or any member of the Group or any assets of any member of the Group.

3.5   AUTHORISATIONS

      All authorisations, consents, registrations, filings, notarisations and the like required by it or desirable in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Agreement have been obtained or effected (as appropriate) and are in full force and effect.

3.6   CREDIT AGREEMENT

      The representations set out in clause 15 (Representations) of the Credit Agreement are true as if made on the date of this Agreement and on the Effective Date, in each case as if references to the Credit Agreement are references to the Amended Credit Agreement with reference to the facts and circumstances then existing.

4.    CONSENTS

      Each of the Borrower and the Guarantors:

      (a) agrees to the amendment of the Credit Agreement as contemplated by this Agreement; and

      (b) with effect from the Effective Date, confirms that any security or guarantee created or given by it under a Finance Document will:

            (i)   continue in full force and effect; and

            (ii) extend to the liabilities and obligations of the Borrower and the Guarantors to the Finance Parties under the Finance Documents as amended by this Agreement.

5.    MISCELLANEOUS

5.1   Each of this Agreement and the Amended Credit Agreement is a Finance
      Document.

5.2 Subject to the terms of this Agreement, the Credit Agreement will remain in full force and effect and, from the Effective Date, the Credit Agreement and this Agreement will be read and construed as one document.

6.    GOVERNING LAW

6.1   This Agreement is governed by English law.

6.2 Clauses 34, 35, 36, 37, 38 and 39 of the Credit Agreement shall apply to this Agreement as if they were set out in full herein.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

                                   SCHEDULE 1

                                   THE OWNERS

                                                     COUNTRY OF
    NAME OF OWNER                                    FORMATION
 Fearless Shipco LLC                     Republic of the Marshall Islands

King Coal Shipco LLC                     Republic of the Marshall Islands

Coal Glory Shipco LLC                    Republic of the Marshall Islands

 Coal Age Shipco LLC                     Republic of the Marshall Islands

 Iron Man Shipco LLC                     Republic of the Marshall Islands

Linda Leah Shipco LLC                    Republic of the Marshall Islands

 Barbara Shipco LLC                      Republic of the Marshall Islands

Coal Pride Shipco LLC                    Republic of the Marshall Islands

                                   SCHEDULE 2

                              CONDITIONS PRECEDENT

1. A duly executed original of three (3) transfer certificates between the Original Tranche A Lender and each of the New Lenders, in substantially the same form as that set out in Schedule 5 to the Credit Agreement, pursuant to which the Original Tranche A Lender transfers and agrees to transfer a proportion of its interest in the Tranche A Loans to the New Lenders.

2. A duly executed deed of accession executed by each of the New Lenders, in substantially the same form as that set out in Schedule 2 to the Subordination Deed, pursuant to which the New Lenders accede to and agrees to be bound by the terms of the Subordination Deed.

                                   SCHEDULE 3

                        THE LENDERS AND THEIR COMMITMENTS

Name of Lender               Tranche A Commitments (US$)    Tranche B Commitments (US$)
---------------------------  ---------------------------    ---------------------------
        Citibank N.A.                $35,000,000                           -

The Governor and Company of
   the Bank of Scotland                        -                 $49,210,500

        Credit Suisse                $71,622,750                           -

HSH Nordbank AG, Luxembourg
          branch                     $71,622,750                           -

        ABN Amro                     $35,000,000                           -

                                   SCHEDULE 4

                           REVISED REPAYMENT SCHEDULE

                                    TRANCHE A

INSTALMENT NUMBER         DATE            AMOUNT (UNITED STATES DOLLARS)
-----------------  ------------------     ------------------------------
         1          30 December, 2005               18,500,000

         2           30 March, 2006                  7,250,000

         3            30 June, 2006                 17,250,000

         4         30 September, 2006               11,750,000

         5          30 December, 2006               11,750,000

         6           30 March, 2007                  7,125,000

         7            30 June, 2007                  7,125,000

         8         30 September, 2007                7,125,000

         9          30 December, 2007                7,125,000

        10           30 March, 2008                  5,250,000

        11            30 June, 2008                  5,250,000

        12         30 September, 2008                5,250,000

        13          30 December, 2008                5,250,000

        14           30 March, 2009                  4,250,000

        15            30 June, 2009                  4,250,000

        16         30 September, 2009                4,250,000

        17          30 December, 2009                4,250,000

        18           30 March, 2010                  4,250,000

        19            30 June, 2010                  4,250,000

20                 30 September, 2010      4,250,000

21                  30 December, 2010      4,250,000

22                   30 March, 2011        4,250,750

23                    30 June, 2011        4,250,750

24                 30 September, 2011     54,744,000

                                    TRANCHE B

INSTALMENT NUMBER                  DATE                        AMOUNT (UNITED STATES DOLLARS)
-----------------  -------------------------------------       ------------------------------
         1                  30 December, 2005                                   0

         2         12 months from the date of the Credit
                                Agreement                              25,000,000

         3                    30 June, 2006                                     0

         4                 30 September, 2006                                   0

         5                  30 December, 2006                                   0

         6                   30, March, 2007                              333,375

         7                   30, June, 2007                               333,375

         8                 30, September, 2007                            333,375

         9                 30, December, 2007                             333,375

        10                   30, March, 2008                              333,375

        11                   30, June, 2008                               333,375

        12                 30, September, 2008                            333,375

        13                 30, December, 2008                             333,375

        14                   30, March, 2009                              333,375

        15                   30, June, 2009                               333,375

        16                 30, September, 2009                            333,375

17                 30, December, 2009               333,375

18                   30, March, 2009                333,375

19                   30, June, 2009                 333,375

20                 30, September, 2009              333,375

21                 30, December, 2009               333,375

22                   30, March, 2010                333,375

23                   30, June, 2010                 333,375

24                 30 September, 2011            18,209,750

                                   SIGNATORIES

THE BORROWER

QUINTANA MARITIME LIMITED

By: _________________________________

Name: Paul J. Cornell

Title: Chief Financial Officer

THE GUARANTORS

QUINTANA MARITIME INVESTORS LLC

By:  __________________________________

Name: Paul J. Cornell

Title: Manager

QUINTANA MANAGEMENT LLC

By: QUINTANA MARITIME LIMITED,  its Sole Member

By: ___________________________________

Name: Paul J. Cornell

Title: Chief Financial Officer

KING COAL SHIPCO LLC

By: QUINTANA MARITIME LIMITED,  its Sole Member

By: ___________________________________

Name: Paul J. Cornell

Title: Chief Financial Officer

FEARLESS SHIPCO LLC

By: QUINTANA MARITIME LIMITED,  its Sole Member

By: ___________________________________

Name: Paul J. Cornell

Title: Chief Financial Officer

COAL AGE SHIPCO LLC

By: QUINTANA MARITIME LIMITED,  its Sole Member

By: ___________________________________

Name: Paul J. Cornell

Title: Chief Financial Officer

IRON MAN SHIPCO LLC

By: QUINTANA MARITIME LIMITED,  its Sole Member

By: ___________________________________

Name: Paul J. Cornell

Title: Chief Financial Officer

LINDA LEAH SHIPCO LLC

By: QUINTANA MARITIME LIMITED,  its Sole Member

By: ___________________________________

Name: Paul J. Cornell

Title: Chief Financial Officer

BARBARA SHIPCO LLC

By: QUINTANA MARITIME LIMITED,  its Sole Member

By: ___________________________________

Name: Paul J. Cornell

Title: Chief Financial Officer

COAL GLORY SHIPCO LLC

By: QUINTANA MARITIME LIMITED,  its Sole Member

By: ___________________________________

Name: Paul J. Cornell

Title: Chief Financial Officer

COAL PRIDE SHIPCO LLC

By: QUINTANA MARITIME LIMITED,  its Sole Member

By: ___________________________________

Name: Paul J. Cornell

Title: Chief Financial Officer

THE ARRANGERS

CITIGROUP GLOBAL MARKETS LIMITED

By:                                                       Authorised signatory

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND

By:                                                       Authorised signatory

THE LENDERS

CITIBANK, N.A.

By:                                                       Authorised signatory

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND

By:                                                       Authorised signatory

CREDIT SUISSE

By:                                                       Attorney in fact

HSH NORDBANK AG, LUXEMBOURG BRANCH

By:                                                       Attorney in fact

ABN AMRO

By:                                                       Attorney in fact

THE FACILITY AGENT

CITIBANK INTERNATIONAL PLC                                Authorised signatory

By:

THE SECURITY TRUSTEE

CITICORP TRUSTEE COMPANY LIMITED

By:                                                       Authorised signatories